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                                                               ERNST & YOUNG LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the use of our report dated February 17, 2000 on the financial statements of Fortis Benefits Insurance Company in this Post-Effective Amendment No. 9 (Form S-2 No. 33-63829) to the Registration Statement and related Prospectus of Fortis Benefits Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.

Minneapolis, Minnesota                                     /s/ Ernst & Young LLP
April 4, 2002